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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Interplay Entertainment Corp.'s previously filed Registration Statements File Nos. 333-50254 and 333-60583 on Form S-8.

                                          /s/ Arthur Andersen LLP

April 16, 2001
Orange County, California